SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 13, 1998
                            (Earliest Event Reported)

                             Synovus Financial Corp.
                          (Exact Name of Registrant as
                            Specified in its Charter)

 Georgia                             1-10312                          58-1134883
(State of                         (Commission File                 (IRS Employer
 Incorporation)                      Number)                      Identification
                                                                     Number)

                 901 Front Avenue, Suite 301, Columbus, Georgia
                      31901 (Address of principal executive
                                    offices)

                                 (706) 649-2267
                         (Registrant's Telephone Number)

          (Former name or former address, if changed since last report)


Item 5.  Other Events.

         On July 13, 1998, Synovus Financial Corp.("Registrant") announced its earnings for the second quarter of 1998.

         A copy of Registrant's press release regarding the announcement referenced above is attached hereto as Exhibit 99.1, and by this reference made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits

                  99.1 - Registrant's press release dated July 13, 1998






                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYNOVUS FINANCIAL CORP.
                                        ("Registrant")

Dated:    July 15, 1998                 By:/s/ Kathleen Moates
                                               Kathleen Moates
                                               Senior Vice President

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                                  Exhibit Index

Exhibit Number                      Description

99.1                                Synovus Financial Corp.'s
                                    press release
                                    dated July 13, 1998

                                        4